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Exhibit n.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 1, 2002, in Pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (No. 333-100385) and related Prospectus for the registration of an aggregate of $75,000,000 of common stock, preferred stock and debt securities.

/s/ Ernst & Young LLP

McLean, Virginia
February 28, 2003

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  Exhibit n.1
CONSENT OF INDEPENDENT AUDITORS